UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 4, 2004

WILLIAMS COAL SEAM GAS ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Delaware	001-11608	75-6437433
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Trust Division Royalty Trust Group		75202
Bank of America, N.A		(Zip Code)
901 Main Street, 17th Floor Dallas, Texas (Address of principal executive offices)

Registrant’s Telephone Number, including area code: (214) 209-2400

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits

     c. Exhibits

     99.1 Press Release dated February 4, 2004.

Item 12. Results Of Operations And Financial Condition.

     On February 4, 2004, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on February 17, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS COAL SEAM GAS ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE

		By:	/s/ RON E. HOOPER Ron E. Hooper Senior Vice President and Administrator

Date: February 5, 2004

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated February 4, 2004.